UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported):	February 6, 2018

                      Oshkosh Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

           (920) 235-9151
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.     ☐

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on February 6, 2018.  On February 6, 2018, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company’s shareholders elected the following directors for terms expiring at the Company’s 2019 Annual Meeting of Shareholders by the votes indicated:
Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Keith J. Allman	64,014,910	73,463	4,932,995
Peter B. Hamilton	64,009,809	78,564	4,932,995
Wilson R. Jones	64,002,060	86,313	4,932,995
Leslie F. Kenne	63,991,589	96,784	4,932,995
Kimberley Metcalf-Kupres	64,000,060	88,313	4,932,995
Steven C. Mizell	63,997,067	91,306	4,932,995
Stephen D. Newlin	53,317,472	10,770,901	4,932,995
Craig P. Omtvedt	63,953,357	135,016	4,932,995
Duncan J. Palmer	64,015,223	73,150	4,932,995
John S. Shiely	64,014,585	73,788	4,932,995
William S. Wallace	63,997,308	91,065	4,932,995

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
66,444,779	874,816	1,701,773

The Company’s shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
59,982,903	4,007,737	97,733	4,932,995

The Company’s shareholders voted to reject a shareholder proposal regarding proxy access:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
17,969,605	46,001,751	117,017	4,932,995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date:  February 12, 2018                                                                                   By:             /s/ Ignacio A. Cortina
                       Ignacio A. Cortina
                       Executive Vice President, General Counsel
                       and Secretary

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